EXHIBIT 99

GROUPS


ARM       TYPE
Balance                   GWAC   NWAC   MinGwac   Max GWAC   AvgBalance   Orig   Age   RemTerm
Conf      (G1)    22.18   4.85   4.59      2.63       6.00   221,887.48    360     1       359
5/1CMT            22.18   4.85   4.59      2.63       6.00   221,887.48    360     1       359
NonConf   (G2)    77.82   4.69   4.43      2.75       5.88   551,027.33    360     1       359
5/1CMT            77.82   4.69   4.43      2.75       5.88   551,027.33    360     1       359
TOTAL            100.00   4.73   4.47      2.63       6.00   414,596.30    360     1       359


ARM       TYPE
Balance             LTV    FICO     GrossMargin    Roll  InitRate   Percap   Max Rate   Net Margin
Conf      (G1)     74.74   738.1        2.75        59      5          2       9.853       2.49
5/1CMT             74.74   738.1        2.75        59      5          2       9.853       2.49
NonConf   (G2)     69.49   738.44       2.75        59      5          2       9.691       2.49
5/1CMT             69.49   738.44       2.75        59      5          2       9.691       2.49
TOTAL              70.66   738.37       2.75        59      5          2       9.727       2.49

                                 Current Balance


                         -         50,000.99        0.02        0.00        0.01
               50,001.00 -        100,000.99        1.38        0.00        0.31
              100,001.00 -        150,000.99        8.58        0.00        1.90
              150,001.00 -        200,000.99       15.49        0.00        3.44
              200,001.00 -        250,000.00       27.56        0.00        6.11
              250,000.01 -        300,000.00       26.81        0.00        5.95
              300,000.01 -        350,000.00       19.59        3.37        6.97
              350,000.01 -        400,000.00        0.27       13.99       10.95
              400,000.01 -        450,000.00        0.30       11.41        8.95
              450,000.01 -        500,000.00        0.00       12.16        9.47
              500,000.01 -        550,000.00        0.00        9.42        7.33
              550,000.01 -        600,000.00        0.00        9.58        7.45
              600,000.01 -        650,000.00        0.00        9.97        7.75
              650,000.01 -        700,000.00        0.00        3.98        3.10
              700,000.01 -        750,000.00        0.00        3.65        2.84
              750,000.01 -        800,000.00        0.00        2.82        2.19
              800,000.01 -        850,000.00        0.00        1.01        0.78
              850,000.01 -        900,000.00        0.00        2.32        1.81
              900,000.01 -        950,000.00        0.00        1.29        1.01
              950,000.01 -      1,000,000.00        0.00        8.57        6.67
            1,000,000.01 +                          0.00        6.44        5.02
TOTAL                                             100.00      100.00      100.00


                              Current Gross Coupon
                    2.50 -              2.75        0.39        0.10        0.17
                    2.75 -              3.00        0.14        0.96        0.77
                    3.00 -              3.25        0.77        0.99        0.94
                    3.25 -              3.50        1.49        1.02        1.12
                    3.50 -              3.75        2.34        2.13        2.17
                    3.75 -              4.00        2.85        5.44        4.87
                    4.00 -              4.25        6.39       11.12       10.07
                    4.25 -              4.50       12.51       17.11       16.09
                    4.50 -              4.75       13.75       16.08       15.56
                    4.75 -              5.00       19.86       20.12       20.07
                    5.00 -              5.25       19.61       14.12       15.34
                    5.25 -              5.50       14.65        7.57        9.14
                    5.50 -              5.75        4.65        2.87        3.27
                    5.75 -              6.00        0.60        0.37        0.42
TOTAL                                             100.00      100.00      100.00


                               Current Net Coupon
                    2.25 -              2.50        0.39        0.10        0.17
                    2.50 -              2.75        0.14        0.96        0.77
                    2.75 -              3.00        0.77        0.99        0.94
                    3.00 -              3.25        1.49        1.02        1.12
                    3.25 -              3.50        2.34        2.13        2.17
                    3.50 -              3.75        2.85        5.44        4.87
                    3.75 -              4.00        6.39       11.12       10.07
                    4.00 -              4.25       12.51       17.11       16.09
                    4.25 -              4.50       13.75       16.08       15.56
                    4.50 -              4.75       19.86       20.12       20.07
                    4.75 -              5.00       19.61       14.12       15.34
                    5.00 -              5.25       14.65        7.57        9.14
                    5.25 -              5.50        4.65        2.87        3.27
                    5.50 -              5.75        0.60        0.37        0.42
TOTAL                                             100.00      100.00      100.00


                                  Loan To Value
                    5.01 -             10.00        0.00        0.30        0.23
                   10.01 -             15.00        0.23        0.27        0.26
                   15.01 -             20.00        0.08        0.00        0.02
                   20.01 -             25.00        0.41        0.09        0.16
                   25.01 -             30.00        0.44        0.79        0.71
                   30.01 -             35.00        0.52        1.39        1.20
                   35.01 -             40.00        1.10        1.14        1.13
                   40.01 -             45.00        0.89        2.65        2.26
                   45.01 -             50.00        2.10        2.45        2.37
                   50.01 -             55.00        2.73        6.80        5.90
                   55.01 -             60.00        3.59        5.54        5.11
                   60.01 -             65.00        4.70        8.40        7.58
                   65.01 -             70.00        5.41       13.45       11.67
                   70.01 -             75.00        5.48       11.49       10.16
                   75.01 -             80.00       65.72       43.80       48.66
                   80.01 -             85.00        1.26        0.19        0.43
                   85.01 -             90.00        3.33        0.74        1.31
                   90.01 -             95.00        1.99        0.32        0.69
                   95.01 +             0.00         0.18        0.14
TOTAL                                             100.00      100.00      100.00


                                   Fico Score
                        --                 0        0.00        0.09        0.07
                     601 -               650        0.73        2.76        2.31
                     651 -               700       18.93       16.69       17.19
                     701 -               750       39.89       35.40       36.40
                     751 -               800       38.45       42.31       41.45
                     801 -               850        2.00        2.75        2.58
TOTAL                                             100.00      100.00      100.00

                              Stated Original Term
                     181 -               240        0.00        0.09        0.07
                     360 -               360      100.00       99.91       99.93
TOTAL                                             100.00      100.00      100.00
                                 Remaining Term
                     181 -               240        0.00        0.09        0.07
                     301 -               360      100.00       99.91       99.93
TOTAL                                             100.00      100.00      100.00

                                     States
AK                                                  0.08        0.00        0.02
AL                                                  0.71        0.24        0.34
AR                                                  0.00        0.14        0.11
AZ                                                  4.90        1.10        1.94
CA                                                 22.72       44.31       39.52
CO                                                  2.76        1.39        1.70
CT                                                  1.25        2.89        2.53
DC                                                  0.21        0.85        0.71
DE                                                  0.12        0.62        0.51
FL                                                  8.83        5.80        6.47
GA                                                  5.30        1.00        1.96
HI                                                  0.00        0.26        0.20
IA                                                  0.19        0.10        0.12
ID                                                  0.16        0.16        0.16
IL                                                  3.38        2.08        2.37
IN                                                  0.39        0.41        0.40
KS                                                  0.17        0.38        0.34
KY                                                  0.64        0.24        0.33
LA                                                  0.13        0.00        0.03
MA                                                  3.37        3.36        3.36
MD                                                  4.01        4.47        4.37
ME                                                  0.00        0.11        0.09
MI                                                  0.88        1.01        0.98
MN                                                  4.35        2.27        2.73
MO                                                  0.82        0.07        0.24
MS                                                  0.14        0.00        0.03
NC                                                  2.98        1.45        1.79
NE                                                  0.64        0.09        0.21
NH                                                  0.15        0.23        0.21
NJ                                                  4.76        6.84        6.38
NM                                                  0.00        0.08        0.06
NV                                                  1.70        0.73        0.94
NY                                                  2.97        6.39        5.63
OH                                                  3.68        0.39        1.12
OK                                                  0.12        0.00        0.03
OR                                                  0.63        0.39        0.44
PA                                                  1.27        1.51        1.45
RI                                                  0.23        0.08        0.12
SC                                                  1.72        0.78        0.99
TN                                                  0.54        0.46        0.47
TX                                                  1.05        0.67        0.75
UT                                                  0.56        0.00        0.12
VA                                                  6.14        4.72        5.04
WA                                                  4.16        1.56        2.14
WI                                                  0.89        0.19        0.34
WV                                                  0.15        0.08        0.09
WY                                                  0.16        0.09        0.10
TOTAL                                             100.00      100.00      100.00


                                  Loan Purpose
Cash                                                5.13        6.42        6.14
Purchase                                           81.96       69.92       72.60
Rate/Term                                          12.91       23.65       21.27
TOTAL                                             100.00      100.00      100.00


                                     BALANCE
Owner Occupied                                     91.74       92.25       92.13
Second Home                                         8.26        7.75        7.87
TOTAL                                             100.00      100.00      100.00


                                 Property Type
2-4 Family                                          0.72        0.71        0.71
CO-OP                                               0.52        2.06        1.72
Condominium                                        25.68        9.71       13.25
PUD                                                 0.88        0.40        0.51
Single                                             72.20       87.11       83.81
TOTAL                                             100.00      100.00      100.00


                                    Doc Type
Asset Only                                         38.11       33.27       34.34
Full/Alternative                                   61.70       59.89
Income Only                                         0.18        0.71        0.59
No Doc                                              8.17        4.32        5.17
TOTAL                                             100.00      100.00      100.00


                                     IO Flag
N                                                   6.64       24.52       20.55
Y                                                  93.36       75.48       79.45
TOTAL                                             100.00      100.00      100.00


                                      Index
1 Year Cmt                                        100.00      100.00      100.00
TOTAL                                             100.00      100.00      100.00


                                      Roll
                        53                          0.00        0.11        0.09
                        56                          0.00        0.07        0.06
                        57                          0.18        0.96        0.78
                        58                          5.53        6.77        6.49
                        59                         58.87       62.77       61.90
                        60                         35.42       29.33       30.68
TOTAL                                             100.00      100.00      100.00

                                     Margin
                    2.75 -             2.999      100.00      100.00      100.00
TOTAL                                             100.00      100.00      100.00


                       0 -            7.999         0.53        0.39        0.42
                       8 -            8.499         1.26        1.92        1.78
                     8.5 -            8.999         4.69        4.75        4.74
                       9 -            9.499        13.20       22.76       20.64
                     9.5 -            9.999        32.50       36.90       35.93
                      10 -            10.499       36.69       26.89       29.06
                    10.5 -            10.999       11.07        6.39        7.42
                      11 -            11.499        0.06        0.00        0.01
TOTAL                                             100.00      100.00      100.00

Wells Fargo Mortgage Backed Securities 2004-R Trust
Mortgage Pass-Through Certificates, Series 2004-R
Computational Materials: Term Sheet
--------------------------------------------------------------------------------
                             $635,234,000 (approx.)
               Wells Fargo Mortgage Backed Securities 2004-R Trust
                Mortgage Pass-Through Certificates, Series 2004-R
              5/1 Hybrid ARM Mortgage Loans (One-Year CMT Indexed)

------------------------------------------------------------------------------------------------------------------------

                                 Expected        Credit                    WAL
               Certificate        Ratings     Enhancement     Interest   (years)     Pmt. Window         Certificate
Class            Size (1)      (S&P/Moodys)       %age (2)    Rate Type    (3)      (months) (3)            Type
------------------------------------------------------------------------------------------------------------------------
   I-A-1      $136,758,000      AAA/Aaa          3.00%         WAC (3)          Not Provided         Senior Pass-Through
  II-A-1      $484,076,000      AAA/Aaa          3.00%         WAC (4)          Not Provided         Senior Pass-Through
   B-1          $5,120,000      AA/Aa2           2.20%         WAC (5)          Not Provided             Subordinate
   B-2          $6,080,000       A/A2            1.25%         WAC (5)          Not Provided             Subordinate
   B-3          $3,200,000      BBB/Baa2         0.75%         WAC (5)          Not Provided             Subordinate

(1)  The Certificate Sizes are approximate and subject to a +/- 10% variance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.
(3) The Class I-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.592%].
(4) The Class II-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.431%].
(5) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Classes of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.467%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976      August 03, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Wells Fargo Mortgage Backed Securities 2004-R Trust
Mortgage Pass-Through Certificates, Series 2004-R
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:                           Wells Fargo Asset Securities
                                            Corporation.

Trustee/Paying Agent:                       Wachovia Bank, National Association.

Custodian:                                  Wells Fargo Bank, N. A.

Originator/Servicer:                        Wells Fargo Bank, N. A.

Cut-off Date:                               August 1, 2004

Closing Date:                               August 30, 2004

Rating Agencies:                            Moody's Investor Service, Inc. and
                                            Standard and Poor's, a division of
                                            The McGraw-Hill Companies, Inc.

Legal Structure:                            REMIC

Optional Call:                              10% cleanup call

Distribution Date:                          25th of each month or next business
                                            day, commencing September 2004

Remittance Type:                            On each Distribution Date, scheduled
                                            payments of principal and interest
                                            due on the related Due Date will be
                                            distributed from collections or
                                            servicer advances.

Form of Registration:                       The investment grade Certificates
                                            will be issued in book-entry form
                                            through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:                       The Servicer is obligated to advance
                                            delinquent mortgagor payments
                                            through the date of liquidation of
                                            an REO property to the extent they
                                            are deemed recoverable.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976      August 03, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Wells Fargo Mortgage Backed Securities 2004-R Trust
Mortgage Pass-Through Certificates, Series 2004-R
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:                      The Master Servicer is required to
                                            cover interest shortfalls as a
                                            result of full prepayments in an
                                            amount equal to the lesser of (i)
                                            the aggregate Prepayment Interest
                                            Shortfall with respect to such
                                            Distribution Date and (ii) the
                                            lesser of (X) the product of (A)
                                            1/12th of 0.20% and (B) the
                                            aggregate Scheduled Principal
                                            Balance of the Mortgage Loans for
                                            such Distribution Date and (Y) the
                                            Available Master Servicing
                                            Compensation for such Distribution
                                            Date. Prepayment Interest shortfalls
                                            in excess of any Compensating
                                            Interest and Service members Civil
                                            Relief Act shortfalls will be
                                            allocated pro-rata to all
                                            certificates.

Other Certificates:                         The following Classes of "Other
                                            Certificates" will be issued in the
                                            indicated approximate original
                                            principal amounts, which will
                                            provide credit support to the
                                            related Offered Certificates, but
                                            are not offered hereby.

                                            Certificate       Orig. Balance     PT Rate
                                            -----------       -------------     -------
                                            Class B-4         $1,600,000        WAC (see footnote 10)
                                            Class B-5         $1,600,000        WAC (see footnote 10)
                                            Class B-6         $ 1,602,649       WAC (see footnote 10)


Collateral Description:                     The mortgage pool consists of
                                            approximately $640 million of
                                            conventional, first-lien residential
                                            mortgage loans that have a fixed
                                            interest rate for the first five
                                            years after origination and then
                                            adjust annually based on the
                                            One-Year CMT Index. Approximately
                                            79% (by principal balance) of the
                                            mortgage loans allow for payments of
                                            interest only for a term equal to
                                            the initial fixed period of the
                                            mortgage loan. After such interest
                                            only period, such mortgage loans
                                            will fully amortize over their
                                            remaining terms. The remaining
                                            mortgage loans fully amortize over
                                            their original terms (generally
                                            30-years). Some of the Mortgage
                                            Loans may be backed by pledged
                                            assets.

                                            Approximately 40% of the mortgage
                                            pool is secured by properties
                                            located in the state of California.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976      August 03, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Wells Fargo Mortgage Backed Securities 2004-R Trust
Mortgage Pass-Through Certificates, Series 2004-R
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                            Below are the approximate general
                                            characteristics of the mortgage
                                            loans as of July 1, 2004:


   Loan     % of Pool     Gross       Net      WAM      Gross        Net      Rate      Max                        Mos to
   Type                    WAC        WAC     (mos)     Margin     Margin     Caps     Rate        LTV      FICO     Roll
------------------------------------------------------------------------------------------------------------------------
  Non IO      20.55%     4.742%     4.482%     359      2.750%     2.490%    5/2/5    9.742%     69.00%     726       59
    IO        79.45%     4.723%     4.463%     359      2.750%     2.490%    5/2/5    9.723%     71.08%     741       59
------------------------------------------------------------------------------------------------------------------------
  Total:     100.00%     4.727%     4.467%     359      2.750%     2.490%    5/2/5    9.727%     70.66%     738       59
------------------------------------------------------------------------------------------------------------------------

Underwriting Standards:                     The Mortgage Loans were underwritten
                                            to the guidelines of the originator
                                            as more fully described in the
                                            prospectus supplement.

Credit Enhancement:                         Credit Enhancement for the
                                            Certificates will be provided by a
                                            senior/subordinate shifting interest
                                            structure.

Cash-Flow                                   Description: Distributions on the
                                            Certificates will be made on the
                                            25th day of each month (or next
                                            business day) commencing September
                                            2004. The payments to the
                                            Certificates, to the extent of
                                            available funds, will be made
                                            according to the following priority:

                                            Available Funds:
                                            1. Payment of interest to the
                                               holders of the Class I-A-1 and
                                               Class II-A-1 Certificates in an
                                               amount equal to their
                                               Pass-Through Rate;
                                            2. Payment of principal to the
                                               holders of the Class I-A-1 and
                                               Class II-A-1 Certificates in an
                                               amount equal to the Senior
                                               Optimal Principal Amount;
                                            3. Payment of interest and principal
                                               sequentially to the B Subordinate
                                               Certificates in order of their
                                               numerical class designations,
                                               beginning with the Class B-1, so
                                               that each Subordinate Class shall
                                               receive (a) the weighted average
                                               Net Mortgage Rate of the Mortgage
                                               Loans, and (b) such class
                                               Allocable Share of the
                                               Subordinate Optimal Principal
                                               Amount.

Shifting Interest:                          The Senior Certificates will be
                                            entitled to receive 100% of the
                                            prepayments on the Mortgage Loans
                                            through September 2011. The Senior
                                            Prepayment Percentage can be reduced
                                            to the Senior Percentage plus 70%,
                                            60%, 40%, 20% and 0% of the
                                            Subordinated Percentage over the
                                            next five years provided that (i)
                                            the principal balance of the
                                            Mortgage Loans 60 days or more
                                            delinquent, averaged over the last 6
                                            months, as a percentage of the Class
                                            B Principal Balance does not exceed
                                            50% and (ii)

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976      August 03, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Wells Fargo Mortgage Backed Securities 2004-R Trust
Mortgage Pass-Through Certificates, Series 2004-R
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                            cumulative realized losses for the
                                            Mortgage Loans do not exceed 30%,
                                            35%, 40%, 45% or 50% for each test
                                            date.

                                            Notwithstanding the foregoing, if
                                            after 3 years the current
                                            Subordinated Percentage is equal to
                                            two times the initial Subordinated
                                            Percentage and i) the principal
                                            balance of the Mortgage Loans 60
                                            days or more delinquent, averaged
                                            over the last 6 months, as a
                                            percentage of the Class B Principal
                                            Balance does not exceed 50% and (ii)
                                            cumulative realized losses for the
                                            Mortgage Loans do not exceed a) on
                                            or prior to September 2007 20% or b)
                                            after September 2007 30%, then
                                            prepayments will be allocated on a
                                            pro rata basis.

                                            If doubling occurs prior to the
                                            third anniversary and the above
                                            delinquency and loss tests are met,
                                            then 50% of the Subordinated
                                            Percentage can be allocated to the
                                            subordinate classes.

Allocation of Losses:                       Realized Losses on the Mortgage
                                            Loans will be allocated to the most
                                            junior class of related Certificates
                                            outstanding beginning with the Class
                                            B-6 Certificates, until the
                                            Certificate Principal Balance of
                                            each related Subordinate Class has
                                            been reduced to zero. Thereafter,
                                            Realized Losses on the Mortgage
                                            Loans will be allocated to the Class
                                            A Certificates, pro rata.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976      August 03, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security' s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.